2014 EARNINGS CALL

CALPIAN

MONEY ON MOBILE™

Stop at nothing. Pay for anything.

JULY 24th, 2014 DALLAS, TX U.S.

SAFE HARBOR PROVISION

This presentation and comments made by management may contain forward-looking statements that involve a number of risks and uncertainties associated with our business. The factors that could cause our actual results of operations to differ materially from any forward-looking statements by our management are detailed in our most recently filed Form 10-K or 10-Q's and our upcoming 10-KT which reports on our fiscal year ending March 31, as applicable. We undertake no obligation to revise any of these statements to reflect future circumstances or the occurrence of unanticipated events.

WEBSITE – www.calpian.com – Investor Relations



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"Mobile payments could improve the lives of India's 354 million poor — most of whom have cellphones but no bank accounts, credit cards or debit cards — by lowering the cost of the domestic remittances on which so many families depend." - Read More...
HALL FINANCIAL GROUP
"The global market for mobile payments is rapidly expanding with India being the most compelling market of all Calpian's technology is providing a range of new financial solutions that will make a difference in the lives of a large group of consumers in a country I have always found fascinating." - Craig Hall, Chairman, Hall Financial - Read More...
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By Harold Montgomery
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Copyright © 2014 Calpian, Inc. All rights reserved.

INTRODUCTION / AGENDA

- Website Update – Investor Relations Section – Earnings Call Tab
- Introductions – ***Harold Montgomery***
- New Fiscal Year, Explanation of Restated Financial Reports – ***Scott Arey***
- Business Outlook – ***Harold Montgomery***

FISCAL YEAR / UPCOMING 10KT

- Fiscal year changed from December 31 to March 31
- 10KT report is audit for 2012, 2013 and 2014
- Consolidation of Money-On-Mobile change from investment accounting to equity accounting, inclusion of one quarter's results
- Consolidation of Calpian Commerce (impact of change in fiscal year)

CALPIAN

THREE YEAR FINANCIAL SNAPSHOT

All Balances Consolidated for Fiscal Year Ending March 31



REVENUES
IN MILLIONS
Domestic (U.S.)
Money-On-Mobile (India)
$3.2
$4.4
$55.3
'12
'13
'14



TOTAL ASSETS
IN MILLIONS
Domestic (U.S.)
Money-On-Mobile (India)
$8.8
$24.6
$48.1*
'12
'13
'14



TOTAL EQUITY
IN MILLIONS
$3.3
$5.0
$15.0*
'12
'13
'14

*These numbers are subject to revision of valuation and other audit adjustments

- Includes only one quarter results of Money-On-Mobile
- Balance sheet impact of change in accounting for MoM

REVENUE ANNUAL TREND

- 79% Increase '11 to '12
- 46% Increase '12 to '13
- 37% Increase '13 to '14
- MoM Q4 revenue of ₹1.8 billion included in Calpian results
- Exchange rate for Q4 '14 ₹61.5 INR to $1 USD

Fiscal Year Ending March 31



REVENUES
IN MILLIONS
Jan 1 to Mar 31 included in consolidation
₹2,492
₹4,470
₹6,537
₹8,973
'11
'12
'13
'14

REVENUE ANNUAL TREND

- 654% Increase ‘11 to ’12
- 36% Increase ‘12 to ’13
- 485% Increase ‘13 to ’14
- Acquisition of Calpian Commerce in Mar ‘13

Fiscal Year Ending March 31



DOMESTIC REVENUES
IN MILLIONS
Calpian Commerce
$0.5
$3.2
$4.4
$25.5
‘11
‘12
‘13
‘14

CASH

- Company has cash, but has not yet achieved positive cash flow
- Putting cash to work
- Financing needs of the domestic business
- Financing needs of Money-On-Mobile

Fiscal Year Ending March 31


CASH
IN MILLIONS
$0.6
$0.4
$1.0
$8.0
'11
'12
'13
'14

EQUITY / EARNINGS TREND

- Company continues trend of running operating losses to build both domestic and international businesses
- Preliminary impact on equity of MoM consolidation
- Path to realizing shareholder value

Fiscal Year Ending March 31


TOTAL EQUITY
IN MILLIONS
$3.3
$5.0
$15.0*
'12
'13
'14

*This number is subject to revision of valuation and other audit adjustments

CALPIAN

2014: KEY EVENTS

U.S. Domestic:

- Consolidation of our platform in Atlanta
- Installation of key talent throughout the company
- Completion of $8 million equity offering with National Securities

India:

- Increase in store count to almost 200,000
- Increase in revenues to annual $146 million*
- License renewal, investment approval
- Acquired majority ownership
- A solid relationship with our Indian partners

*₹8.973 billion INR for year ended March 31, 2014 assuming ₹61.5 INR to $1 USD conversion rate.

INVESTOR/CREDITOR VALUE PROPOSITION

Calpian Commerce
U.S. Domestic Business
STEADY CASH FLOW

- Calpian Commerce provides credit and debit card processing services to small retail merchants in the U.S.
- Calpian - growth through acquiring portfolios from Independent Services Organizations (ISO's).

Money on Mobile©
Mobile Payments in India
EXPLOSIVE GROWTH

- India based mobile payments company that allows users to make simple financial trans-actions with their cell phone.
- Acquired stake in March 2012 with options to purchase up to 74%.

The Best of Both Worlds

CALPIAN

DOMESTIC: POSITIONED FOR GROWTH

- Platform build-out complete
- Seeking financing for residual acquisitions to boost cash flow
- Pursuing organic growth through strategic marketing relationships
- Creating unique technical capabilities in key sectors: Medical, Education, Restaurant

INDIA: POSITIONED FOR GROWTH

- Continued growth in retail store distribution network
- Focus on staple transactions (Mobile, TV, Utility)
- Adding to product types:

  Travel

  Ecommerce

Macro trends appear favorable

STEADY DOMESTIC CASHFLOW

CALPIAN

MONEY ON MOBILE™

Stop at nothing. Pay for anything.

EXPLOSIVE INTERNATIONAL GROWTH